EXHIBIT 10.1(k)
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                               SECURITY AGREEMENT

          This SECURITY AGREEMENT (this "Agreement") is dated as of April 1, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Covanta" or "Company"), each of THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF, each of THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF and each ADDITIONAL SUBSIDIARY GUARANTOR AND BORROWER that may become a party hereto after the date hereof in accordance with Section 24 hereof (each an "Additional Grantor" and collectively "Additional Grantors"; Borrowers and Subsidiary Guarantors, including any Additional Grantors, are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), and BANK OF AMERICA, N.A., in its capacity as administrative agent for and representative of Lenders from time to time party to the Credit Agreement (in such capacity, "Secured Party"). Terms defined in the Credit Agreement and not otherwise defined herein are being used herein as therein defined.

                                    RECITALS

          WHEREAS, on April 1, 2002, each Borrower filed a voluntary petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), and each Borrower continues to operate its businesses and manage its properties as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

          WHEREAS, Secured Party, as Administrative Agent, Deutsche Bank AG, New York Branch, as Documentation Agent, and Lenders are entering into that certain Debtor-in-Possession Credit Agreement dated as of even date herewith with Borrowers (said Debtor-in-Possession Credit Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"), pursuant to which, inter alia, Lenders have agreed to provide, subject to the terms and conditions contained in the Credit Agreement, debtor-in-possession revolving credit facilities for the Borrowers to fund working capital and general corporate purposes and to make certain other payments during the Chapter 11 Cases;

          WHEREAS, Subsidiary Guarantors have entered into that certain Subsidiary Guaranty dated as of even date herewith (said Subsidiary Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders, pursuant to which each Subsidiary Guarantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement;

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that Grantors listed on the signature pages hereof shall have granted a security interest in the Collateral (as defined below) for the benefit of Lenders;

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to enter into the Credit Agreement and make loans and other extensions of credit thereunder from time to time and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

Section 1. Grant of Security.

          In addition to, and not in lieu of, any security interests for the benefit of Lenders effected pursuant to the Interim Borrowing Order or the Final Borrowing Order, each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to all assets (including all real, personal and mixed property) of each of the Grantors (or, in the case of Borrowers, all assets of the estates of each of such Grantors), including, without limitation, the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (all such assets being the "Collateral"):

          (a) all equipment, in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (b) all inventory in all of its forms, including but not limited to
(i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation, documents, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

          (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts," and any and all such security agreements, leases and other contracts being the "Related Contracts").

          (d) all deposit accounts, including any restricted deposit accounts established and maintained by Secured Party pursuant to Section 12 and all the accounts and concentration accounts which constitute the Cash Management System, together with (i) all amounts on deposit from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (the "Deposit Accounts");

          (e) the "Securities Collateral," which term means:

          (i) the shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in any other Person, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 1(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such Pledged Shares is a Foreign Subsidiary, the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, further, that Pledged Shares shall not include any shares of stock of those Subsidiaries the pledge of which would constitute a violation of (i) a valid and enforceable Contractual Obligation (to the extent such Contractual Obligation is enforceable on a post-Petition Date basis) in favor of or for the benefit of a Person other than Company or any of its Subsidiaries and their respective Affiliates for which the required consents have not been obtained or (ii) applicable law affecting such Grantor or such Subsidiary;

          (ii) the indebtedness from time to time owed to such Grantor by any obligor, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

          (iii) all other investment property of such Grantor not otherwise included in this clause (e) or the definition of Investment Collateral;

          (f) the "Investment Collateral", which term means:

          (i) all securities accounts, including any restricted securities accounts established and maintained by Secured Party pursuant to Section 12, (ii) all credit balances held from time to time in such securities accounts, (iii) any property, including any Financial Assets (as defined in the UCC) credited to any such securities account by Secured Party and any other property acquired by Secured Party as securities intermediary in exchange for, with proceeds from or distributions on, or otherwise in respect of any of the foregoing (any such property an "Investment") and any security entitlements, securities (whether certificated or uncertificated), instruments, accounts, chattel paper, general intangibles and deposits representing or evidencing any Investment, and (iv) all interest, dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Investments.

          (g) the "Intellectual Property Collateral," which term means:

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(g)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule 1(g)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill");

          (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(g)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

          (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 1(g)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(g)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

          (h) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

          (i) all licenses, contracts and agreements, as each such license, contract and agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (j) to the extent not included in any other paragraph of this Section 1, each Grantor's commercial tort claims, potential claims, causes of action and potential causes of action, including, but not limited to, those listed on
Schedule 1(j) (collectively, the "Commercial Tort Claims"), and all general intangibles (including, without limitation, tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in the Collateral);

          (k) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (l) all real property of Borrowers (including, without limitation, leasehold and fee interests in such real property);

          (m) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (n) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance related to the Collateral (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under the provisions of any license, contract or agreement to which such Grantor is a party on the date hereof (other than to the extent that any such provision would be rendered ineffective pursuant to the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York (the "NY UCC") or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; provided, further that if the assignment of proceeds of such license, contract or agreement would not result in a breach of the terms of, or constitute a default under the provisions of such license, contract or agreement, such proceeds shall be included in the Collateral or (ii) any real property leasehold, unless a Grantor has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

          Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the NY UCC shall have the meaning set forth in the NY UCC, as it exists on the date of this Agreement or as it may hereafter be amended, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Section 2. Security for Obligations.

          Subject to Section 1 hereof, this Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "Secured Obligations" means:

          (i) with respect to Borrowers, all obligations and liabilities of every nature of Borrowers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents, and

          (ii) with respect to Subsidiary Guarantors, all obligations and liabilities of every nature of such Subsidiary Guarantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

          in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to such Subsidiary Guarantor, would accrue on such obligations, whether or not a claim is allowed against such Subsidiary Guarantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, obligations arising under or relating to any Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

Section 3. Grantors Remain Liable.

          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, licenses and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Representations and Warranties.

          Each Grantor represents and warrants as follows:

          (a) Ownership of Collateral. Except as expressly permitted by subsection 7.2 of the Credit Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by subsection 7.2 of the Credit Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          (b) Locations of Equipment and Inventory. All of the Equipment and Inventory having a value in excess of $500,000 is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 23 (each, a "Counterpart") located at the places specified in Schedule 4(b), except for Equipment that is temporarily moved from places specified in Schedule 4(b) to undergo repair or Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations specified in Schedule 4(b), or
(iii) to customers of a Grantor.

          (c) Negotiable Documents of Title. Except as set forth on Schedule 4(c), no Negotiable Documents of Title are outstanding with respect to any of the Inventory.

          (d) Office Locations; Type and Jurisdiction of Organization. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and, except as described on
Schedule 4(d), have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations described on Schedule 4(d); the type (i.e., corporation, limited partnership, etc.) and jurisdiction of organization of such Grantor are listed on Schedule 4(d); no Grantor is an unregistered entity;

          (e) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names listed in Schedule 4(e) annexed hereto.

          (f) Delivery of Certain Collateral. All certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been or, when required pursuant to this Agreement, will be delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

          (g) Securities Collateral. (i) All of the Pledged Shares described on
Schedule 1(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Debt issued by Company or any of its Subsidiaries has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) except as described more fully on Schedule 1(e)(i), the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) with respect to shares of a Foreign Subsidiary), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares, except pursuant to any Contractual Obligation set forth on Schedule 4(g); (iv) the Pledged Debt issued by Company or any of its Subsidiaries constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note; and (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof.

          (h) Intellectual Property Collateral.

               (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(g)(i);

               (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(g)(ii);

               (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(g)(iii);

               (iv) after reasonable inquiry, such Grantor is not aware of any pending claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

               (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

          (i) Perfection. The security interests in the Collateral granted hereunder to Secured Party for the benefit of Lenders constitute valid security interests in the Collateral, , to the extent the UCC or U.S. patent, trademark or copyright statutes are applicable thereto, securing the payment of the Secured Obligations. If the Grantor is a Subsidiary Guarantor, upon (i) the filing of UCC financing statements naming each such Subsidiary Guarantor as "debtor," naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Subsidiary Guarantor set forth on
Schedule 4(i), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, and (iii) in the case of the Intellectual Property Collateral listed on Schedule 5.5C to the Credit Agreement, excluding the Intellectual Property held under foreign law, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), the security interests in the Collateral granted to Secured Party for the benefit of Lenders will constitute perfected security interests therein, to the extent the UCC or U.S. patent, trademark or copyright statutes are applicable thereto, prior to all other Liens (except for Permitted Encumbrances and other Liens permitted under the Credit Agreement to the extent such Liens are permitted to be senior in priority to the Liens in favor of the Lenders), and all filings and other actions in the United States necessary or desirable to perfect and protect such security interests have been duly made or taken. In the case of Intellectual Property held under foreign law, after the occurrence of an Event of Default, all actions necessary or desirable to perfect and protect such security interests shall be taken. If Grantor is a Borrower, upon entry of the Interim Borrowing Order or Final Borrowing Order, the security interests in the Collateral granted to Secured Party for the benefit of Lenders hereunder will constitute security interests therein prior to all other Liens other than Liens permitted under the Credit Agreement to the extent such Liens are permitted to be senior in priority to the Liens in favor of the Lenders.

          (j) Commercial Tort Claims. Schedule 1(j) identifies each claim, potential claim, cause of action and potential cause of action that any Grantor may have which arises in tort, whether or not a Proceeding relating to such claim or cause of action has been initiated by any Person.

          (k) Rolling Stock. The rolling stock of the Grantors (collectively) as of the date hereof has an aggregate book value of less than $1,200,000.00.

Section 5. Further Assurances.

          (a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby under the UCC or U.S. patent, trademark or copyright statutes or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, upon the occurrence and continuation of an Event of Default, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, upon the occurrence and continuation of an Event of Default, deliver and pledge to Secured Party hereunder all instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such agreements establishing that Secured Party has control of specified items of Collateral and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby under the UCC or U.S. patent, trademark or copyright statutes, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) upon the request of Secured Party, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title or any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, (vi) at any time during normal business hours, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, except for Intellectual Property Collateral; provided, however, that the foregoing exception for Intellectual Property Collateral shall not apply if such Intellectual Property is of material value as determined by Secured Party in its sole and absolute discretion; (viii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, and (ix) at Secured Party's request, Grantors shall promptly deliver, execute and file any and all documents, instruments and certificates that Secured Party deems necessary or desirable, and in each case in form and substance satisfactory to Secured Party. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other equity or debt securities required to be pledged hereunder, immediately (and in any event within three (3) Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Shares or Pledged Debt (to the extent issued by Company or any of its Subsidiaries) to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 4(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

          (c) Intellectual Property Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor shall execute and deliver to Secured Party contemporaneous with its execution and delivery of this Agreement or a counterpart hereto (i) with respect to all of such Grantor's Trademark Collateral, a Grant of Trademark Security Interest, substantially in the form of
Exhibit I, (ii) with respect to all of such Grantor's Patent Collateral, a Grant of Patent Security Interest, substantially in the form of Exhibit II, and (iii) with respect to all of such Grantor's Copyright Collateral, a Grant of Copyright Security Interest, substantially in the form of Exhibit III. In addition, if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and
(ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any material (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where a Grant is recorded an IP Supplement, substantially in the form of Exhibit V (an "IP Supplement"), pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 1(g)(i), 1(g)(ii), and 1(g)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(g)(i), 1(g)(ii), and 1(g)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

Section 6. Certain Covenants of Grantors.

          Each Grantor shall:

          (a) not use or permit any Collateral under its control to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

          (c) give Secured Party 30 days' prior written notice of (i) any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or (ii) reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

          (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

          (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment; and

          (f) after the date hereof, give Secured Party prompt notice with sufficient particularity of any claim or cause of action of any Grantor arising in tort and not otherwise identified on Schedule 1(j).

Section 7. Special Covenants With Respect to Equipment and Inventory.

          Each Grantor shall:

          (a) keep the items of Equipment and Inventory owned by such Grantor having a value in excess of $500,000 at the places therefor specified on
Schedule 4(b) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

          (b) promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

          (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

          (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $500,000, and in any event upon the occurrence of an Event of Default (as defined in Section 16(a)), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

          (e) after an Event of Default has occurred and is continuing, promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party; and

          (f) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

Section 8. Special Covenants with respect to Accounts and Related Contracts.


          (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper in such Grantor's possession that evidence Accounts, at the locations therefor set forth on Schedule 4(d) or upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

          (b) Each Grantor shall maintain (i) complete records of each Account, in accordance with its customary business practices, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

          (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and, to the extent such Grantor is not legally or contractually prohibited from doing so and such contractual prohibitions are enforceable under applicable law, to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence,
(i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

Section 9. Special Covenants With Respect to the Securities Collateral.

          (a) Delivery. Each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

          (b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Shares to merge or consolidate unless all of the outstanding capital stock or other equity interests of the surviving or resulting Person received by the Grantor is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a Foreign Subsidiary is a Foreign Subsidiary then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) to the extent legally able to do so, cause each issuer of Pledged Shares that is controlled by such Grantor not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or unless such stock, equity interests or securities received by the Grantor are pledged hereunder; (iii) pledge hereunder, as soon as practicable (but in no event later than three Business Days) upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, as soon as practicable (but in no event later than three Business Days) upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a Foreign Subsidiary up to but not exceeding 65% of the voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote; (v) pledge hereunder, as soon as practicable (but in no event later than three Business Days) upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt (to the extent issued by Company or any of its Subsidiaries); (vi) pledge hereunder, as soon as practicable (but in no event later than three Business Days) upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; and (vii) at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor.

          (c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise, or the refrain from exercising, such right would reasonably be expected to have a material adverse effect on the value of the Securities Collateral or any part thereof (it being understood, however, that neither (among other things) (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party) and (ii) each Grantor shall be entitled to receive and retain, and to utilize any and all dividends, other distributions and interest paid in respect of the Securities Collateral to the extent permitted under the Credit Agreement; provided, that except as otherwise provided in the Credit Agreement, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements).

          Upon the occurrence and during the continuation of an Event of Default, (x) all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

          In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends, principal or interest payments and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full in cash of all of the Secured Obligations and the termination of all commitments of the Lenders under the Credit Agreement and the satisfactory cash collateralization (as determined by the Secured Party) of all Letters of Credit and other letters of credit issued or maintained in connection therewith.

Section 10. Special Covenants With Respect to the Intellectual Property Collateral.

          (a) Each Grantor shall:

          (i) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definition of any Intellectual Property Collateral acquired under such contracts; and

          (ii) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

          (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect in accordance with its customary business practice, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon the occurrence and during the continuation of any Event of Default,
(i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (c) Each Grantor shall give Secured Party 10 Business Days prior written notice of any abandonment of any material Intellectual Property Collateral or any pending patent application or any Patent.

          (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) regarding such Grantor's ownership, right to use, or interest in any material Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

          (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

Section 11. Special Provisions With Respect to the Assigned Agreements.

          (a) Each Grantor shall at its expense:

          (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with such Grantor's customary business practice, and

          (ii) after the occurrence and continuation of an Event of Default and upon the request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

          (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

          (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

          (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

          (iii) waive any default under or breach of the Assigned Agreements;

          (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

          (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

Section 12. Special Provisions with Respect to the Collateral Accounts.

          Secured Party is hereby authorized to establish and maintain at its offices restricted deposit accounts and restricted securities accounts which shall be in the names of Grantors and under the sole dominion and control of Secured Party. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver account control agreements in form and substance satisfactory to Secured Party and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby in such accounts or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any such accounts.

Section 13. Secured Party Appointed Attorney-in-Fact.

          Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 7;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

          (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Section 14. Secured Party May Perform.

          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of (but shall not be obligated to perform or cause the performance of), such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 19(b).

Section 15. Standard of Care.

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

Section 16. Remedies.

          (a) Generally. If any Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party reasonably deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable,
(vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender constituting a part of the Collateral, and (vii) without notice to any Grantor, transfer to or to register in the name of Secured Party or any of its nominees any or all of the Securities Collateral or exercise any and all voting rights in connection therewith pursuant to Section 9 hereof or otherwise. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lender (but not any Lender in its individual capacity unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

          (b) Securities Collateral.

               (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

               (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

               (iii) Without limiting the generality of subsections 10.2 and
          10.3 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party, and each Lender and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

          (c) Collateral Accounts. If an Event of Default has occurred and is continuing, Company shall, as and when required under the Credit Agreement, pay to Secured Party all amounts provided for in Section 8 thereof (including, without limitation, any amounts to be held in a collateral account as cash collateral for undrawn Letters of Credit).

          (d) Remedies with Respect to Borrowers. Furthermore, upon the occurrence and during the continuance of any Event of Default, Secured Party may revoke Borrowers' rights to use cash collateral in which Secured Party has an interest; provided that, any other provision of this Agreement or any other Loan Document to the contrary notwithstanding, with respect to the foregoing, Secured Party shall give Credit Parties and counsel to any official committees in respect of the Chapter 11 Cases and the office of the United States Trustee five Business Days prior written notice (which notice shall be delivered by facsimile or overnight courier) of the exercise of its rights and remedies with respect to the Collateral and file a copy of such notice with the clerk of the Bankruptcy Court. Neither Secured Party nor Lenders shall have any obligation of any kind to make a motion or application to the Bankruptcy Court to exercise their rights and remedies set forth or referred to in this Agreement or in the other Loan Documents. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and not alternative. Borrowers waive (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties or other property at any time held by Secured Party or Lenders on which Loan Parties may in any way be liable and hereby ratify and confirm whatever Secured Party and Lenders may lawfully do in this regard, (ii) subject to the notice provisions of the preceding paragraph, all rights to notice and hearing prior to Secured Party's taking possession or control of, or to Secured Party's or Lenders' reply, attachment or levy upon, the Collateral, or any bond or security which might be required by any court prior to allowing Secured Party or Lenders to exercise any of their remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrowers acknowledge they have been advised by counsel of their choice with respect to the effect of the foregoing waivers and this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.

Section 17. Additional Remedies for Intellectual Property Collateral.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 19 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens permitted under subsection 7.2A of the Credit Agreement.

Section 18. Application of Proceeds.

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsections 2.4A and 2.4C of the Credit Agreement.

Section 19. Indemnity and Expenses.

          (a) Grantors jointly and severally agree to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (c) The obligations of Grantors in this Section 19 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Credit Agreement and the other Loan Documents, and (ii) as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.

Section 20. Continuing Security Interest; Transfer of Loans; Termination and Release.

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.

          (b) Upon the payment in full in cash of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate and so long as no Event of Default has occurred and is continuing or would result from the proposed disposition of the Collateral and so long as the Proceeds from such disposition are applied in accordance with the Loan Documents, Secured Party shall, at Grantor's expense, so long as Secured Party has no reason to believe that the Officer's Certificate delivered by such Grantor with respect to such sale is not true, correct and complete, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

Section 21. Secured Party as Agent.

          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

          (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

Section 22. Additional Grantors.

          In accordance at all times with subsections 6.8A and 6.8E of the Credit Agreement, any Subsidiary of Company which is not a party hereto may become a party hereto as a Subsidiary Guarantor or as a Borrower, respectively, by executing a Counterpart substantially in the form of Exhibit VI annexed hereto, whereupon such Subsidiary shall become (i) in the case of a Subsidiary which is not a party hereto and is the subject of subsection 6.8A of the Credit Agreement, a Grantor with the obligations and liabilities of a Subsidiary Guarantor hereunder, and (ii) in the case of a Subsidiary which becomes a Borrower under the Credit Agreement pursuant to subsection 6.8E thereof or otherwise, a Grantor with the obligations and liabilities of a Borrower hereunder. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

Section 23. Amendments; Etc.

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided that this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 22 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 24. Notices.

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto. Electronic mail and Internet and intranet websites may be used to distribute routine communications, provided, however, that no signature with respect to any notice, request, agreement, waiver, amendment or other document or any notice that is intended to have binding effect may be sent by electronic mail.

Section 25. Failure or Indulgence Not Waiver; Remedies Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 26. Severability.

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 27. Headings.

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 28. Governing Law; Terms; Rules of Construction.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the NY UCC are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. To the extent (if at all) any provision of this Agreement is inconsistent and conflicts with any particular provision of the Credit Agreement in any particular circumstance, the parties hereto agree that such provision of the Credit Agreement shall prevail in such circumstance.

Section 29. Consent to Jurisdiction and Service of Process.

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 24; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 29 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SectAion 30. Waiver of Jury Trial.

          GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

Section 31. Counterparts.

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, Guarantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereto duly authorized as of the date first written above.

                              BORROWERS:

                              COVANTA ENERGY CORPORATION

                              By: /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------
                                  Name:  Jeffery R. Horowitz, Esq.
                                  Title:  Secretary

                              Each of the entities listed on Schedule A annexed hereto

                              By: /s/ Jeffrey R. Horowitz
                                 -----------------------------------------------
                                  on behalf of each of the entities listed on
                                  Schedule A annexed hereto

                                  Name:   Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Each of the entities listed on Schedule B annexed hereto

                              By: /s/ William J. Metzger
                                 -----------------------------------------------
                                  on behalf of each of the entities listed on
                                  Schedule B annexed hereto

                                  Name:   William J. Metzger
                                  Title:  Authorized Officer

                              Notice Address:
                                       40 Lane Road
                                       Fairfield, New Jersey  07007
                                       Attn:  Jeffrey Horowitz, Esq.

                              SUBSIDIARY GUARANTORS::

                              Each of the entities listed on Schedule C annexed hereto

                              By: /s/ Jeffrey R. Horowitz
                                  ----------------------------------------------
                                  on behalf of each of the listed on Schedule C annexed hereto

                                  Name:   Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Each of the entities listed on Schedule D annexed hereto

                              By:
                                 -----------------------------------------------
                                  on behalf of each of the entities listed on
                                  Schedule D annexed hereto

                                  Name:   William J. Metzger
                                  Title:  Authorized Officer

                              Notice Address:
                                       40 Lane Road
                                       Fairfield, New Jersey  07007
                                       Attn:  Jeffrey Horowitz, Esq.

                              SUBSIDIARY GUARANTORS::

                              Each of the entities listed on Schedule C annexed hereto

                              By:
                                 -----------------------------------------------
                                  on behalf of each of the entities listed on
                                  Schedule C annexed hereto

                                  Name:   Jeffrey R. Horowitz, Esq.
                                  Title:  Authorized Officer

                              Each of the entities listed on Schedule D annexed hereto



                              By: /s/ William J. Metzger
                                 -----------------------------------------------
                                  on behalf of each of the entities listed on
                                  Schedule D annexed hereto

                                  Name:   William J. Metzger
                                  Title:  Authorized Officer

                              Notice Address:
                                       40 Lane Road
                                       Fairfield, New Jersey  07007
                                       Attn:  Jeffrey Horowitz, Esq.

                              BANK OF AMERICA, N.A.
                              as Secured Party

                              By: /s/ Michael R. Heredia
                                 -----------------------------------------------
                                  Name:   Michael R. Heredia
                                  Title:  Authorized Officer

                                   Schedule A
                                 Other Borrowers


1.  AMOR 14 Corp.
2.  Covanta Acquisition, Inc.
3.  Covanta Alexandria/Arlington, Inc.
4.  Covanta Babylon, Inc.
5.  Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Resource Corp.
11. Covanta Energy Sao Jeronimo, Inc.
12. Covanta Energy Services, Inc.
13. Covanta Energy West, Inc.
14. Covanta Engineering Services, Inc.
15. Covanta Fairfax, Inc.
16. Covanta Financial Services, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Heber Field Energy, Inc.
20. Covanta Hennepin Energy Resource Co., L.P.
21. Covanta Hillsborough, Inc.
22. Covanta Honolulu Resource Recovery Venture
23. Covanta Huntington Limited Partnership
24. Covanta Huntington Resource Recovery One Corp.
25. Covanta Huntington Resource Recovery Seven Corp.
26. Covanta Huntington, Inc.
27. Covanta Huntsville, Inc.
28. Covanta Hydro Energy, Inc.
29. Covanta Hydro Operations West, Inc.
30. Covanta Hydro Operations, Inc.
31. Covanta Imperial Power Services, Inc.
32. Covanta Indianapolis, Inc.
33. Covanta Kent, Inc.
34. Covanta Key Largo, Inc.
35. Covanta Lake, Inc.
36. Covanta Lancaster, Inc.
37. Covanta Lee, Inc.
38. Covanta Long Island, Inc.
39. Covanta Marion Land Corp.
40. Covanta Marion, Inc.
41. Covanta Mid-Conn., Inc.
42. Covanta Montgomery, Inc.
43. Covanta New Martinsville Hydro-Operations Corp.
44. Covanta Northwest Puerto Rico, Inc.
45. Covanta Oahu Waste Energy Recovery, Inc.
46. Covanta Oil & Gas, Inc.
47. Covanta Onondaga Five Corp.
48. Covanta Onondaga Four Corp.
49. Covanta Onondaga Limited Partnership
50. Covanta Onondaga Operations, Inc.
51. Covanta Onondaga Three Corp.
52. Covanta Onondaga Two Corp.
53. Covanta Onondaga, Inc.
54. Covanta Onondaga, Limited Partnership
55. Covanta Operations of Union LLC
56. Covanta OPW Associates, Inc.
57. Covanta OPWH, Inc.
58. Covanta Pasco, Inc.
59. Covanta Plant Services of New Jersey, Inc.
60. Covanta Power Development of Bolivia, Inc.
61. Covanta Power Development, Inc.
62. Covanta Power Equity Corp.
63. Covanta Projects of Hawaii, Inc.
64. Covanta Projects of Wallingford, LP
65. Covanta RRS Holdings, Inc.
66. Covanta Secure Services USA, Inc.
67. Covanta Secure Services, Inc.
68. Covanta SIGC Energy II, Inc.
69. Covanta SIGC Energy, Inc.
70. Covanta SIGC Geothermal Operations, Inc.
71. Covanta Stanislaus, Inc.
72. Covanta Systems, Inc.
73. Covanta Tampa Bay, Inc.
74. Covanta Tulsa, Inc.
75. Covanta Union, Inc.
76. Covanta Wallingford Associates, Inc.
77. Covanta Warren Energy Resources Co., LP
78. Covanta Waste Solutions, Inc.
79. Covanta Waste to Energy of Italy, Inc.
80. Covanta Waste to Energy, Inc.
81. Covanta Water Holdings, Inc.
82. Covanta Water Systems, Inc.
83. Covanta Water Treatment Services, Inc.
84. DSS Environmental, Inc.
85. ERC Energy II, Inc.
86. ERC Energy, Inc.
87. Heber Field Company
88. Heber Field Energy II, Inc.
89. Heber Geothermal Company
90. Heber Loan Partners
91. J.R. Jacks Construction Corp.
92. Ogden Constructors, Inc.
93. Ogden Environmental & Energy Services Co., Inc.
94. OPI Quezon, Inc.
95. Second Imperial Geothermal Co., L.P.
96. Three Mountain Operations, Inc.
97. Three Mountain Power LLC

                                   Schedule B

                                 Other Borrowers

1.  Ogden Facility Management Corporation of Anaheim
2.  LaGuardia Fuel Facilities Corp.
3.  Lenzar Electro-Optics, Inc.
4.  Newark Automotive Fuel Facilities Corporation, Inc.
5.  Ogden Allied Abatement & Decontamination Service, Inc.
6.  Ogden Allied Maintenance Corp.
7.  Ogden Allied Payroll Services, Inc.
8.  Ogden Attractions, Inc.
9.  Ogden Aviation Distributing Corp.
10. Ogden Aviation Fueling Company of Virginia, Inc.
11. Ogden Aviation Service Company of Colorado, Inc.
12. Ogden Aviation Service Company of New Jersey, Inc.
13. Ogden Aviation Service Company of New York, Inc.
14. Ogden Aviation Service Company of Pennsylvania, Inc.
15. Ogden Aviation Service International Corporation
16. Ogden Aviation, Inc.
17. Ogden Cargo Spain, Inc.
18. Ogden Central and South America, Inc.
19. Ogden Facility Holdings, Inc.
20. Ogden Film and Theatre, Inc.
21. Ogden Firehole Entertainment Corp.
22. Ogden International Europe, Inc.
23. Ogden New York Services, Inc.
24. Ogden Support Services, Inc.
25. PA Aviation Fuel Holdings, Inc.
26. Philadelphia Fuel Facilities Corporation

                                   Schedule C

     Subsidiary Guarantors:

1.  Covanta Energy Group, Inc.
2.  Covanta Energy International, Inc.
3.  Covanta Equity of Stanislaus, Inc.
4.  Covanta Haverhill Properties, Inc.
5.  Covanta Haverhill, Inc.
6.  Covanta Omega Lease, Inc.
7.  Covanta Power International Holdings, Inc.
8.  Covanta Projects, Inc.
9.  Haverhill Power, Inc.
10. LMI, Inc.
11. Michigan Waste Energy, Inc.
12. OFS Equity of Alexandria/Arlington, Inc.
13. OFS Equity of Babylon, Inc.
14. OFS Equity of Delaware, Inc.
15. OFS Equity of Huntington, Inc.
16. OFS Equity of Indianapolis, Inc.
17. OFS Equity of Stanislaus, Inc.
18. Ogden Management Services, Inc.
19. Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D

     Subsidiary Guarantors:

1.  Ogden Technology Services Corporation
2.  Ogden Transition Corporation

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("Company") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower") have entered into a Debtor-in-Possession Credit Agreement dated as of April 1, 2002 (as such Credit Agreement may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented, restated or otherwise modified, being the "Credit Agreement") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrowers; and

          [Insert if Grantor is a Subsidiary Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of April 1, 2002 (said Subsidiary Guaranty, as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, being the "Guaranty") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement, and the other Loan Documents, including without limitation the obligation of Borrowers to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of April 1, 2002 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule
          A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, 200__.

                                                [NAME OF GRANTOR]


                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

--------------------------------------------------------------------------------
                      United States
                        Trademark        Registration       Registration
Registered Owner       Description          Number              Date
--------------------------------------------------------------------------------

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST


          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

          WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("Company") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower," have entered into a Debtor-in-Possession Credit Agreement dated as of April 1, 2002 (as such Credit Agreement, may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented, or otherwise modified, being the "Credit Agreement") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrowers; and

          [Insert if Grantor is a Subsidiary Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of April 1, 2002 (said Subsidiary Guaranty, as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, being the "Guaranty") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement, and the other Loan Documents, including without limitation the obligation of Borrowers to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of April 1, 2002 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, 200__.



                                                [NAME OF GRANTOR]


                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

NY1:852732                                             II-A-1
Security Agreement
                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST


Patents Issued:
---------------

         Patent No.     Issue Date       Invention       Inventor
         ----------     ----------       ---------       --------




Patents Pending:

      Applicant's   Date      Application
          Name      Filed       Number       Invention       Inventor
          ----      -----       ------       ---------       --------

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST


          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

          WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("Company") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower") have entered into a Debtor-in-Possession Credit Agreement dated as of April 1, 2002 (as such Credit Agreement, may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented, restated or otherwise modified, being the "Credit Agreement") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party"), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrowers; and

          [Insert if Grantor is a Subsidiary Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of April 1, 2002 (said Subsidiary Guaranty, as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, being the "Guaranty") in favor of Secured Party for the benefit of Lenders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement, and the other Loan Documents, including without limitation the obligation of Borrowers to make payments thereunder in the event of early termination thereof; and]

          WHEREAS, pursuant to the terms of a Security Agreement dated as of April 1, 2002 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, 200__.

                                                [NAME OF GRANTOR]


                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST



U.S. Copyrights:
---------------

Title             Registration No.  Date of Issue          Registered Owner
-----             ----------------  -------------          ----------------






Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title       Reference No.      Date of Application        Copyright Claimant
-----       -------------      -------------------        --------- ---------

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

          This Pledge Supplement, dated as of _________________, 200__ is delivered pursuant to the Security Agreement, dated as of April 1, 2002 among ____________, a ____________ ("Grantor"), the other Grantors named therein, and Bank of America, N.A., as Secured Party (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

          Grantor hereby agrees that the [Pledged Shares] [Pledged Debt] listed on the schedule attached hereto shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

          IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly executed and delivered by its duly authorized officer as of _______________, 200__.

                                                [NAME OF GRANTOR]


                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                                  IP SUPPLEMENT

          This IP SUPPLEMENT, dated as of ____________, 200__ is delivered pursuant to and supplements (i) the Security Agreement, dated as of April 1, 2002 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"), among _______________ ("Grantor"), the other Grantors named therein, and Bank of America, N.A., as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of ___________, 200__ (the "Grant") executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

          Grantor grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] listed on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

          IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________, 200__.

                                                [NAME OF GRANTOR]


                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------


                               [Attach Schedule A]

                                                                   EXHIBIT VI TO
                                                              SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

          COUNTERPART (this "Counterpart"), dated as of __________, 200__ is delivered pursuant to Section 22 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of April 1, 2002 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Covanta Energy Corporation, the other Grantors named therein, and Bank of America, N.A., as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 22 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby [For new Subsidiary Borrowers only: agrees that it hereby becomes a party to the Security Agreement as a Grantor, and hereafter has the rights and obligations of a Borrower thereunder and is bound by all of the provisions thereof as fully as if the undersigned were one of the original parties thereto.][:

         **Paragraphs (i)-(v) for new Subsidiary Guarantors only**

               (i) agrees that all Collateral of the undersigned, including the items of property described on the Schedules attached hereto, shall become part of the Collateral and shall secure all Secured Obligations, and hereby grants to the Secured Party for the benefit of the Lenders a continuing security interest in all such Collateral of the undersigned;

               (ii) authorizes the Secured Party to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement(1);

               (iii) agrees that it hereby becomes a party to the Security Agreement as a Grantor and hereafter has the rights and obligations of a Subsidiary Guarantor thereunder and is bound by all of the provisions thereof as fully as if the undersigned were one of the original parties thereto;

               (iv) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned; and

               (v) agrees that the address and facsimile number of the undersigned for notice purposes pursuant to Section 25 of the Security Agreement shall be initially as set forth below.

-----------------
(1) The Schedules to the Counterpart should include copies of all Schedules that identify Collateral to be granted by the Subsidiary Guarantor.



                                                [NAME OF ADDITIONAL GRANTOR]

                                                By:
                                                   -----------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------



                                            Notice Address:

                                                          ----------------------

                                                          ----------------------

                                                          ----------------------